                                                                    EXHIBIT 99.1

                       FUNET RADIO & COMMUNICATIONS CORP.
                       ----------------------------------

                            Financial Statements and
                       Independent Auditor's Audit Report

                           December 31, 2002 and 2001

FUNET RADIO & COMMUNICATIONS CORP.
----------------------------------

Financial  Statements and
Independent Auditor's Audit  Report

December 31, 2002 and 2001

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

Independent Auditor's Audit Report                                            3

Balance Sheets                                                                4

Statements of Earnings (Loss) and Deficit                                     5

Statements of Stockholders' Equity                                            6

Statements of Cash Flows                                                      7

Schedule of Operating Expenses                                                8

Notes to Financial Statements                                                 9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Stan J.H. Lee, CPA                                             Tel) 760-612-1269
2182 Lemoine Ave, suite 200                           e-mail) stanL@dmhdxcpa.com
Fort Lee, NJ 07024                                             Fax) 815-846-7550
--------------------------------------------------------------------------------

                      INDEPENDENT ACCOUNTANT'S AUDIT REPORT
                      -------------------------------------

To the Board of Directors and Shareholders of Funet Radio & Communications Corp.
Taiwan

I have audited the accompanying balance sheets of Funet Radio & Communications Corp. as of December 31, 2002 and 2001 and the statements of earnings (loss) & deficits, statements of stockholders' equity and cash flows for the calendar years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted our audit in accordance with generally accepted auditing standards of the Untied States of America . Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Funet Radio & Communications Corp. as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the calendar years then ended , respectively in conformity with generally accepted accounting principles.

/S/ Stan J. H. Lee, CPA
-----------------------------
Stan J.H. Lee, CPA
October 15, 2003
Fort Lee, New Jersey


Funet Radio & Communications Corp.
Balance Sheets
as of December 31, 2002 and 2001
--------------------------------
                                                                                     As of
                                                                           12/31/2002     12/31/2001
                                                                          ------------   ------------
ASSETS:
      CURRENT ASSETS
          Cash and cash equivalents                                       $    13,612    $    69,811
          Notes receivable                                                     44,594         13,932
          Accounts receivable                                                 113,911         42,211
          Other receivable                                                    126,631         19,212
          Inventories                                                         299,671        337,821
          Prepaid expenses                                                     29,206          1,107
          Deferred income tax assets - current                                  6,043             --
          Restricted deposits as collateral for capital leased property            --         28,986
          Other current assets                                                 14,173         18,704
                                                                          ------------   ------------
                                                                              647,841        531,784
                                                                          ------------   ------------
      PROPERY, PLANT AND EQUIPMENT
          Machinery and equipment                                             230,887          3,173
          Lease assets                                                             --        220,451
          Tools, furniture & fixtures                                          18,740         18,740
          Other equipment                                                      94,670         94,670
                                                                          ------------   ------------
                                                                              344,297        337,034
           Less) Accumulated depreciation                                    (149,862)       (85,112)
                                                                          ------------   ------------
                                                                              194,435        251,922
                                                                          ------------   ------------
      OTHER ASSETS
          Deferred income tax assets - noncurrent                             179,842        278,761
          Overdue receivables                                                      --         54,763
           Less) Allowance for uncollectible                                       --        (54,763)
          Deferred assets                                                      21,060         25,581
          Refundable deposit                                                      145            145
                                                                          ------------   ------------
                                                                              201,047        304,487
                                                                          ------------   ------------
      TOTAL ASSETS                                                        $ 1,043,323    $ 1,088,193
                                                                          ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
      CURRENT LIABILITIES
          Short-terms loans                                                    99,287             --
          Notes payable                                                       289,468         16,974
          Accounts payable                                                     45,820         30,726
          Accurued expenses                                                    87,325         34,709
          Obligations under capitalized leases                                     --         62,736
          Accounts payable - related parties                                   36,522             --
          Other current liabilities                                            79,230         43,004
                                                                          ------------   ------------
                                                                              637,652        188,149
                                                                          ------------   ------------
      LONG-TERM LIABILITIES
          Gurantee deposit received                                             5,797          5,797
                                                                          ------------   ------------
                                                                                5,797          5,797
                                                                          ------------   ------------
      STOCKHOLDERS' EQUITY
          Common Stocks, 6,000,000 authorized, issued and outstanding       1,739,130      1,739,130
          Retained Earnings(Deficit)                                       (1,339,256)      (844,883)
                                                                          ------------   ------------
                                                                              399,874        894,247
                                                                          ------------   ------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $ 1,043,323    $ 1,088,193
                                                                          ============   ============

See accompanying Notes which are an Integral Part of the Financial Statements.

                                         4

Funet Radio & Communications Corp.
Statements of Earnings and Retained Earnings
For the calendar years ended December 31, 2002 and 2001
-------------------------------------------------------

                                                        Calendar years ended
                                                      12/31/2002     12/31/2001
                                                     ------------   ------------

Sales revenue - gross                                $ 1,027,146    $   871,799
 Less) Sales returns and allowance                        (7,700)      (107,676)
                                                     ------------   ------------
       Net sales                                       1,019,446        764,123
                                                     ------------   ------------
Cost of sales                                            916,524        726,701
                                                     ------------   ------------
       Gross profits                                     102,922         37,422
                                                     ------------   ------------

Operating expenses (Schedule 1)                          591,778        494,341
                                                     ------------   ------------

       Earnings before other income and expenses        (488,856)      (456,919)
                                                     ------------   ------------

Other incomes
       Interest income                                       811          2,627
       Lease income                                           --            132
       Royalty revenues                                   40,894         26,534
       Inventory over                                         --         20,995
       Exchange gain                                       2,190            213
       Other non operating income                         73,822         27,929
                                                     ------------   ------------

                                                         117,717         78,430
                                                     ------------   ------------
Other expenses
       Interest expense                                    3,351         16,735
       Inventory loss                                         --         22,839
       Exchange loss                                       1,967            344
       Loss for market price decline - inventories        18,316          5,855
       Other non-operating expense                         6,726         16,675
                                                     ------------   ------------
                                                          30,360         62,448
                                                     ------------   ------------
       Earnings before income taxes                     (401,499)      (440,937)

Income Tax Expenses:
       Income Tax Benefit (Expense)                      (92,874)       109,751
                                                     ------------   ------------

Net income (loss)                                    $  (494,373)   $  (331,186)
                                                     ============   ============

Accumulated deficit, at Beginning                       (844,883)      (294,195)
                                                     ------------   ------------

Accumulated deficit, at End                          $(1,339,256)   $  (844,883)
                                                     ============   ============

Earnings(Loss) per share                             $     (0.08)   $     (0.05)
                                                     ===========    ===========

See accompanying Notes which are an Integral Part of Financial Statements.

Funet Radio & Communcations Corp.
Statements of Changes in Shareholders' Equity
For the calendar years ended December 31, 2002 and 2001
-------------------------------------------------------

                         CAPITAL
                          STOCKS                       RETAINED        TOTAL
                        NUMBER OF                      EARNINGS    STOCKHOLDERS'
                          SHARES         AMOUNT       (DEFICITS)      EQUITY
                       ------------   ------------   ------------   ------------
BEGINNING BALANCE

As of 01/01/2001         6,000,000    $ 1,739,130    $  (513,697)   $ 1,225,433
                       ------------   ------------   ------------   ------------

Net Earnings (Loss)                                     (331,186)      (331,186)
                       ------------   ------------   ------------   ------------

AS OF 12/31/2001         6,000,000    $ 1,739,130    $  (844,883)   $   894,247
                       ============   ============   ============   ============

AS OF 01/01/2002         6,000,000    $ 1,739,130    $  (844,883)   $   894,247
                       ------------   ------------   ------------   ------------

Net Income(Loss)                                        (494,373)      (494,373)
                       ------------   ------------   ------------   ------------

AS OF 12/31/2002         6,000,000    $ 1,739,130    $(1,339,256)   $   399,874
                       ============   ============   ============   ============

See accompanying Notes which are an Integral Part of Financial Statements.


Funet Radio & Communications Corp.
Statemetn of Cash Flows
For the calendar years ended December 31, 2002 and 2001
-------------------------------------------------------


                                                              12/31/2002   12/31/2001
                                                              ----------   ----------
CASH FLOW FROM OPERATING ACTIVITIES:

Net earnings (Loss)                                           $(494,373)   $(331,186)
Noncash Items Included in Net earnigns (Loss)
  Depreciation expense                                           64,750       53,055
  Amortization                                                   19,461       19,336
  Allowance for uncollectible accounts - overdue receivable          --       54,763
  Allowance for reduction of inventory to market                 18,316        5,855
Decrease (Increase) in notes and accounts receivable           (102,362)     328,354
Decrease (Increase) in other receivable                        (107,419)      65,382
Decrease (Increase) in inventory                                 19,834      257,921
Decrease (Increase) in prepayment                               (28,098)          --
Deferred income tax assets - current                             (6,043)       2,256
Deferred income tax assets - noncurrent                          98,917     (112,008)
Decrease (Increase) in overdue receivable                            --      (54,763)
Decrease (Increase) in other current assets                       4,531       32,780
Increase (Decrease) in notes payable                            272,493      (48,215)
Increase (Decrease) in accounts payable                          15,093     (117,801)
Increase (Decrease) in accrued expenses                          52,616     (104,702)
Increase (Decrease) in other current liabilities                 36,228       17,978
                                                              ----------   ----------

                                                               (136,056)      69,005
                                                              ----------   ----------

CASH FLOWS FROM INVESTING ACTIVITIES:

Decrease (Increase) in unamortized expense                      (14,939)       1,354
Decrease (Increase) in machinery and equipment                   (7,263)          --
                                                              ----------   ----------

                                                                (22,202)       1,354
                                                              ----------   ----------

CASH FLOWS FROM FINANCING ACTIVITIES:

(Decrease) Increase in short-term loans, net                     99,287     (115,942)
Increase (Decrease) in liability under capitalized leases       (62,736)      62,736
Increase (Decrease) in gunarantee deposit received                   --        5,797
Increase (Decrease) in restricted deposits                       28,986      (28,986)
Decrease (Increase) in accounts payable - related parties        36,522           --
                                                              ----------   ----------

                                                                102,059      (76,395)
                                                              ----------   ----------

NET INCREASE(DECREASE) IN BALANCE OF CASH                       (56,199)      (6,036)
                                                              ----------   ----------

Cash at Beginning of Period                                      69,811       75,847
                                                              ----------   ----------

CASH AT END OF PERIOD                                         $  13,612    $  69,811
                                                              ==========   ==========

SUPPLEMENTAL DISCLOSURES TO CASH FLOW INFORMATION

  Cash paid for interest (Excluding interest capitalized)         3,351       16,735
  Cash paid for income taxes                                        201          139
                                                              ----------   ----------

See Accompanying Notes which are an Integral Part of Financial Statements.

                                        7


Funet Radio & Communications Corp.
Schedule of operating expenses ( Schedule 1)
For the calendar years ended December 31, 2002 and 2001
-------------------------------------------------------

                                                       12/31/2002     12/31/2001
                                                        ---------      ---------

Schedule of operating expenses;

Salaries and allowance                                  $191,050       $122,914
Rental expenses                                           13,410       $ 10,664
Stationery and printing                                    2,221          2,815
Traveling expenses                                         4,669          6,552
Shipping expenses                                          7,734         11,070
Postage and telephone                                      8,844          8,326
Repair and maintenance                                       967            260
Advertising expenses                                      14,318         13,155
Utility expenses                                           2,095          3,367
Insurance expenses                                        10,727         10,952
Entertainment                                              2,833          4,907
Loss on uncollectible accounts                                --         41,762
Depreciation expenses                                     57,487         53,054
Amortization expenses                                     19,461         19,336
Meal expenses                                              6,813          5,771
Research and development expense                         183,308        134,519
Commission                                                12,042             --
Training expense                                              --             28
Other operating expense                                   53,799         44,889
                                                        ---------      ---------

Total                                                   $591,778       $494,341
                                                        =========      =========

See Accompanying Notes which are an Integral Part of Financial Statements.

                       Funet Radio & Communications Corp.

                         Notes to Financial Statements
                           December 31, 2002 and 2001
                           --------------------------

Note 1) History, Incorporation and Business Activity
        --------------------------------------------

     On October 1997, United Radian Technology Corp. and other investors purchased Funai Electric Co. of Taiwan.

     On May 1998, Funai Electric Company of Taiwan established telecommunication division in order to gain the entry into the market and later on April 1999, it established a separate entity under the name of Funet Radio & Telecommunication Corp. ( " the Company")

     The Company's principal products are wireless temperature monitor , 2.4 Ghz wireless monitor and monitor board of treadmill that were proprietarily developed by the Company. The Company is supplying Matsushita in Japan with the Monitor board of treadmill products.

Note 2) Summary of Significant Accounting Policies
        ------------------------------------------

     This summary of significant accounting policies of Funet Radio & Communications Corp. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to Generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements. The financial statements are stated in United States of America dollars.

     a) Cash and Cash Equivalents
        -------------------------

     Cash and cash equivalent include unrestricted cash on hand, bank deposit and short-term investment which will readily converted into cash.

     The Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

     b) Revenue and Expense Recognition
        -------------------------------

     The Company prepares its financial statements on the accrual accounting basis. Consequently, certain revenue and related assets are recognized when earned rather than when received, and certain expenses are recognized when the obligation is incurred or the asset consumed, rather than when paid.

     c) Accounting Method
        -----------------

     The Company recognizes income and expenses on accrual basis.

     d) Allowance for Doubtful Accounts
        -------------------------------

     Provision for bad debts is provided to estimate uncollectable notes receivable and accounts receivable and it is based on the Company' historical experience rates.

     e) Depreciation
        ------------

     Depreciation is computed by using the straight-line method for financial reporting purposes.

     f) Income Taxes
        ------------

     Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable when the assets and liabilities are recovered or settled.

     g) Net Operating Loss Carry-forward
        --------------------------------

     Income taxes are provided for the tax effects of transactions reported in the financial statements and consists of taxes currently due plus deferred taxes for operating losses that are available to offset future taxable income.

     h) Distinction between capital expenditure and revenue expenditure
        ---------------------------------------------------------------

     Capital expenditure which affects the future years is recorded as assets and is amortized in useful lives. Revenue expenditure which will not affect the future years and is not significant is recorded as current expenses.

     i) Intangible Assets
        -----------------

     Intangible assets subject to amortization include organization costs, loan closing costs, and in-force leasehold costs. Organization costs and in-force costs are being amortized using the interest method over the life of the related loan.

     j) Reclassifications
        -----------------

     Certain accounts in the prior-year financial statements have been reclassified for comparative purposes to conform with the presentation in the current-year financial statements.

     k) Property and Equipment
        ----------------------

     Property and equipment are carried at cost. Interest incurred on loans used to finance the construction of property, plant and equipment is capitalized and depreciated over its economic useful lives of the assets less any salvage value. When the economic useful lives are completed, fixed assets which are still in use are depreciated over the newly estimated remaining useful life of the salvage value. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives.

     Machinery and equipment                 3-10
     Furniture and fixtures                  3-10
     Engineering equipment                   3-10

     Expenditures for major renewals and betterment that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

     l) Inventories
        -----------

     Inventories are stated at the lower of cost (determined on the first-in, first-out basis) or market.

     m) Foreign Currency
        ----------------

     The functional currency of the Company is the United States dollar. The Company has adopted SFAS 52 for accounting for foreign currency transactions. Generally, the Company measures transactions in foreign currencies at the transaction date using the spot exchange rate, and records a currency gain or loss (if any) at the date of settlement.

     n) Estimated Fair Value of Financial Instruments
        ---------------------------------------------

     The carrying value of cash, accounts receivable, loans receivable, prepaid expenses, accounts payable, and accrued expenses reflected in the financial statement approximates fair value due to the short-term maturity of the instruments.

     o) Comprehensive Income
        --------------------

     The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income". SFAS 130 requires that the components and total amounts of comprehensive income be displayed in the financial statements beginning in 1998. Comprehensive income includes net income and all changes in equity during a period that arises from non-owner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities. The Company has no sources of comprehensive income.

     p) Use of Estimates
        ----------------

     The preparation of the Company's financial statements in conformity with generally accepted account principles requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

     q) Earnings (Loss) Per Share
        -------------------------

     Earnings (loss) per share of common stock is computed by dividing the net earnings (loss) by the weighted average number of common shares outstanding during the period. Fully diluted earnings per share are not presented because they are anti-dilutive.

     r) Research and development costs
        ------------------------------

     Research and development costs are expensed as incurred.

     r) Other items
        -----------

     The Company's fiscal year end is December 31

     The Company paid no dividends during the periods presented.

     Certain comparative figures have been reclassified to conform to the current year presentation.

     The Company consists of one reportable business segment.

     The Company has no advertising expenses.

Note 3) Details of Significant Accounts
        -------------------------------

     a) Cash and cash equivalents

                                                     Dec 31, 2002   Dec 31, 2001
                                                     ------------   ------------

     Cash on hand                                    $       337    $       553
     Cash in saving accounts                              11,120         69,096
     Cash in checking accounts                             2,085            163
                                                     ------------   ------------
                                                     $    13,612    $    69,811
                                                     ============   ============

     b) Inventories;

                                                     Dec 31, 2002   Dec 31, 2001
                                                     ------------   ------------

     Merchandise                                     $   110,429    $   115,325
     Raw materials                                        99,935         79,481
     Work in process                                      25,082         14,394
     Finished goods                                       88,396        134,475
     Allowance for reduction of value to market          (24,172)        (5,855)
                                                     ------------   ------------
         Total                                       $   299,671    $   337,821
                                                     ============   ============

     c) Property, Plant and Equipment

                                            December 31, 2002                   December 31, 2001
                                            -----------------                   -----------------

                                              Accumulated      Book                Accumualted     Book
                                     Cost     Depreciation     Value      Cost     Depreciation    Value
                                   ----------  ----------   ----------  ----------  ----------   ----------
     Machinery and equipment         230,887     (74,064)     156,823       3,173        (970)       2,203
     Tools, Furniture & Fixtures      18,740     (10,993)       7,747      18,740      (8,105)      10,635
     Other equipment                  94,670     (64,805)      29,865      94,670     (41,247)      53,423
     Leased equipment                     --          --           --     220,451     (34,790)     185,661
                                   ----------  ----------   ----------  ----------  ----------   ----------

     Total                         $ 344,297   $(149,862)   $ 194,435   $ 337,034   $ (85,112)   $ 251,922
                                   ==========  ==========   ==========  ==========  ==========   ==========

Note 4) Obligations under capitalized leases
        ------------------------------------

The Company has entered into capital leases for certain fixed assets under which the ownership of the property covered under the leases transfers to the Company when the leases expire. When the Company enters into these leases, the present value of the future lease payments is capitalized, net of imputed interest, and recorded as a liability. The acquisition value and accumulated depreciation of the capitalized leases are shown in Note 2, Property and Equipment, Net

1) Account balances
                                                December 31,        December 31,
                                                   2002                2001
                                               -------------       -------------

Notes payable                                  $         --        $     66,087
Discount on notes payable                                --              (3,351)
                                               -------------       -------------

Net                                            $         --        $     62,736
                                               =============       =============

2) Sale-leaseback amount: $ 144,928

3) Lease term: February 15, 2001 to August 15, 2002

4) Payment schedule

First payment                                                       $    77,012
March 15, 2001 to August 15, 2001                                         9,913
September 15, 2001 to February 15, 2002                                   9,130
March 15, 2002 to August 15, 2002                                         7,971

5) Interest expenses were $ 3,351 and $ 12,992 for December 31, 2002 and 2001, respectively.

Note 5) Earnings Per Shares
        -------------------

Earnings (loss) per share are calculated using the weighted- average number of common shares outstanding and common shares equivalents.

                                                       Year             Year
                                                       2002             2001
                                                   -----------------------------

Net earnings before income tax (A)                 $  (401,499)     $  (440,939)
Less: Income tax benefit (B)                           (92,875)         109,751
                                                   -----------------------------

Earning after income tax (C)                       $  (494,374)     $  (331,188)
                                                   =============================

Outstanding shares at beginning                      6,000,000        6,000,000
Outstanding shares at end                            6,000,000        6,000,000
                                                   -----------------------------
Outstanding average weighted shares (D)              6,000,000        6,000,000
                                                   =============================

Earnings per share
Net earning before income taxes (A)/(D)                  (0.07)           (0.07)
Less) Income tax benefit (B)/(D)                         (0.02)           (0.02)
                                                   -----------------------------
Earnings after tax (C)/(D)                               (0.08)           (0.05)
                                                   =============================

Note 6)  Common Stocks
         -------------

     The Company is authorized to issue 6,000,000 at NT$ 10 par value share, and, as of December 31, 2002 and 2001, 6,000,00 are issued and outstanding.